Exhibit 99.1

Copyright 2024, Plug Power Inc. Symposium 2024: Plug Doing Real Things Andy Marsh, CEO November 13, 2024

2 Safe Harbor

Customers Infrastructure 3 Plug is Uniquely Positioned to Capture the Market

4 Plug is Uniquely Positioned to Support the Full Ecosystem

5 Plug is Uniquely Positioned with the Right People & Experience

6 It has been tough, but the capabilities are here for the future.

7 INFLECTION POINT: New Platforms have been Nurtured to Fruition Investments and buildout over last few years is poised for growth and leverage Produce: Transport: Store & Dispense: Use:

8 -140% -120% -100% -80% -60% -40% -20% 0% -$400 -$350 -$300 -$250 -$200 -$150 -$100 -$50 $0 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Forecast Q4'24 Operating Cash Flows and GM% Trends Operating Cash Flow GM% 2024 was a Consolidation Year Q4’23 – Q2’24: Pivotal period where Plug initiated several optimization initiatives in response to market dynamics, marking a significant infection point. Million

9 2024 Key Milestones: Expanded Hydrogen Production: Commissioned 15 TPD GA plant, enhanced 10 TPD TN plant Record Electrolyzer Deployments: Installations across 5 continents, including 100MW electrolyzer for Galp and a 25 MW system for bp and Iberdrola in Spain Customer Milestones: Delivered initial green hydrogen shipments to major customers Walmart, Amazon, and Home Depot; commissioned high power stationary sites in US Technological Innovation: Released next-gen PEM electrolyzers and mobile refuler station, designed for rapid deployment to support hydrogen-powered fleet vehicles Strategic Partnerships: Key collaborations - bp, Iberdrola, and Allied Green Ammonia- to expand hydrogen infrastructure across multiple continents

Plug Power has received the orders for the H2 infrastructure at 2 BMW locations and is looking forward to further cooperation with BMW in order to jointly expand Germany as a hydrogen location and to promote the topic of hydrogen in intralogistics.

11 North America’s First Green Hydrogen Plant Online in GA Green Hydrogen Production: Produces 15 TPD of liquid hydrogen, powering ~15,000 forklifts daily US’s Largest PEM Electrolyzer Deployment: Plant operates with eight 5 MW PEM electrolyzers for zero-carbon production First Hydrogen Deliveries: Delivered via Plug’s cryogenic trailers, serving Southeast customers efficiently

12 Record Electrolyzer Deployments Across 5 Continents Lhyfe, France Hiringa, New Zealand Infinium, Texas

13 8 MW of Hydrogen Fuel Cells for Energy Vault’s microgrid backup system for PG&E and Calistoga, CA First of its Kind Microgrid: Reduces grid reliance, supporting sustainable and resilient energy for critical infrastructure. Reliable Power for Homes: Supporting home energy resilience during California wildfire season without relying on polluting diesel generators. Stationary Power: Energy Vault Deployment

14 Government and Policy • US Tax Incentives • PTC • Net Zero/ITC • DOE Loan Program • Tariffs • Government Grants • European Policy

15 BIG GOAL Achieve Dominance in Building Out the Global Hydrogen Ecosystem Photo: Plug LA Hydrogen Plant

Photography courtesy of Nasdaq, Inc. 16 Sanjay Shrestha, President, Plug

Copyright 2024, Plug Power Inc. Laser Focused on 2025: Setting the Stage for the next 5 Years Sanjay Shrestha, President

19 Laser focused on 2025 • Transformational Year • Exiting 2025 with positive GM run rates Setting the stage for sustainable growth over the next five years • EBITDAS Positive 2H 2026 Operating Income Positive exiting 2027 Overall Profitability Exiting 2028 Executive Summary: Path to 2030

20 2025 Key Priorities Top Priority: Revenue Growth and Bookings Cost Down Initiatives 1 Application SWAT Team goals: - Improve fuel cell stack life & reliability - Improve product & service margin - Impact starting in Q125 2 Drive Further Margin Expansion Electrolyzer SWAT Team goals: - Reduce stack and system costs - Impact starting in Q1 2025 Improve Fuel Margin 3 Hydrogen Fuel SWAT Team goals: - Drive network efficiency - Third party sales - Manage IGC purchases - Evaluate network storage 4 Multiple Other Initiatives

21 Drive sales and profitable growth Continuous improvement in margin throughout the year & exiting 2025 with positive gross margin Setting the state for sustainable growth over the next five years Laser Focused on 2025 2025 Target Range Revenue $850 – $950M Gross Margin (20%) – (5%)

22 Strategic Priorities: Exiting 2026: EBITDAS Positive Exiting 2027: Operating Income Positive Exiting 2028: Overall Profitability Outlook for 2025 to 2030: Leverage Effort from 2025 1. Drive ~30% CAGR in Energy business. • Growth driven by ELX and Cryo 2. Focused effort on growing Applications at ~30% CAGR • Expanding middle market, reaccelerate growth with pedestal customers 3. Continued enhancements: • Fuel cell and ELX stack & system cost, life/reliability • H2 plant and infrastructure network optimization • Manufacturing excellence 4. Drive efficiencies to refine plant design & cost profile 5. Strong collaboration between Plug Cryogenics (PCT) and Applications on storage & fueling offerings

23 Energy Business Only global player to support the entire hydrogen ecosystem Produce: Transport: Store: Dispense:

24 Energy Business to Grow ~30% CAGR from 2025 to 2030 Key Drivers: Revenue growth largely driven by ELX and cryogenic business • Electrolyzer business is driven by converting BEDP pipeline into bookings and backlog (>8GW) • Cryogenics business is driven by strategic non-hydrogen business with growth acceleration from hydrogen product line • Executing on ELX stack/system improvements to drive margin coupled with volume leverage • Multiple initiatives underway to drive margin and profitability in fuel business 0% 5% 10% 15% 20% 25% 30% 35% $0 $500 $1,000 $1,500 $2,000 $2,500 2025 2026 2027 2028 2029 2030 Energy 2025-2030 Energy Revenue Energy Gross Profit Energy Gross Margin Million

25 Electrolyzers: BEDP Detail & 2024-2025 Order Intake >1 GW Order Intake Opportunity in 2025 BEDP Detail 2024-2025 5MW Order Intake 2024-2025 10MW Order Intake FID Date MWs Q2 2024 25 Q4 2024 50 Q4 2024 80 Q1 2025 200 Q1 2025 400 Q1 2025 500 Q1 2025 500 Q2 2025 1,000 Q2 2025 500 Q2 2025 250 Q3 2025 200 Q3 2025 110 Q3 2025 200 Q3 2025 100 Q3 2025 280 Q4 2025 3,000 Q4 2025 320 Q4 2025 200 Grand Total 8,075 Product Units 5 MW 1 5 MW 6 5 MW 3 5 MW 5 5 MW 12 5 MW 2 5 MW 1 5 MW 10 Grand Total 40 Product Units 10 MW 2 10 MW 5 10 MW 100 10 MW 10 10 MW 8 10 MW 20 10 MW 5 Grand Total 150

26 Liquefaction & Cryogenic Pipeline Liquefier Opportunities Scope Booking $ Est .Timing 1 x 15 TPD $31M Q4 ’24 / Q1 ’25 1 x 12 TPD $32M Q1 ‘25 1 x 30 TPD $45M Q2' 25 1 x 15 TPD $35M Q2 ‘25 1 x 15 TPD $35M Q4 ‘25 1 x 30 TPD $45M Q4 ‘25 1 x 30 TPD $46M On-hold Energy Transition Opportunities Scope Booking $ Est .Timing Renewable Diesel Project $50-60M Q4 ’24 / Q1 ’25 Cryogenics Opportunities LH2 Equipment Category Sales Funnel Total Pipeline Value Refuelers $135M $76M LH2 Transports & Storage Tanks $289M $25M Total Value $424M $101M Non LH2 Equipment Non LH2 Transports & Storage Tanks $93M $75M Non LH2 Special Projects $83M $50M Service & Repair $14M $10M Total Value $190M $135M

27 Hydrogen Plant Update: LA and TX LA: Commissioning underway • Construction ~99% complete across the plant • Electrical components beginning to be energized Picture: Commercial Liquid Production in LA expected in Q1 2025 TX: Long lead-time items already ordered • Detail engineering to further optimize cost • Focused on closing DOE loan

Enterprise / Facility Sales Opportunity

Plug is the only company that offers this turnkey solution

H2 Generation	H2 Liquefaction	Cryo H2 Delivery + Storage		Molecule Supply



+



+





OR


H_2

- ☑ Electrolyzers
- ☑ Liquefiers
- ☑ On-road Tankers
- ☑ Stationary Tanks

Total equipment sales opportunity more than doubles with this approach!

Typical 30 TPD Facility:
- 80MW ELX = $50M
- 30 TPD liquefier = $50M
- 480k gal cryogenic storage = $6-8M
- 14 LH2 trailers = $20M

Total equipment sales opportunity ~$130M in revenue and ~$25-30M+ in margin per facility plug

28

29 Plug’s Broad Fuel Cell Application Portfolio Enables Hydrogen Sales Store & Dispense: Use: Material Handling Fuel Cell Power Large Scale Stationary Fuel Cell Power

30 Applications to grow ~30% CAGR from 2025 to 2030 Key Drivers: • Drive material handling growth leveraging replacement cycle coupled with middle-market expansion • Strategic stationary product testing, demonstrations, and deployments with datacenter hyper-scalers with favorable pricing (MSFT, AMZN, Meta) • Strategically planning H2 network to support new stationary deployments • Enhancements in stack/system reliability and cost -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% -$200 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2025 2026 2027 2028 2029 2030 Applications 2025-2030 Applications Revenue Applications Gross Profit Applications Gross Margin Million

31 Plug’s integrated business model creates a classic flywheel effect accelerating growth and profitability. Energy Applications

32 2026 - 2030 Revenue and Gross Margin Targets 0% 5% 10% 15% 20% 25% 30% 35% 0 200 400 600 800 1000 1200 1400 2026 2027 2028 2029 2030 PLUG 2026-2030 Margin 0 500 1000 1500 2000 2500 3000 3500 4000 2026 2027 2028 2029 2030 PLUG 2026-2030 Revenue Million Million

Copyright 2024, Plug Power Inc. Operational Excellence Dean C. Fullerton, COO November 13, 2024

35 Career History United Parcel Service – 14 years • Started loading package cars at 3:30 am while at University • Entered UPS Management Program • Industrial Engineering Manager Tompkins Associates, Supply Chain Consulting – 8 years • Project Manager • Principal/Director The Gap – 2 years • Sr. Director, Engineering and Maintenance for North America Amazon – 14 years • Sr. Manager, Director, Vice President – Global Engineering Services Plug Power • Chief Operating Officer

36 My Tenets and Principles DELIVERY RESULTS BIAS FOR ACTION CUSTOMER OBSESSION HAVE BACKBONE, DISAGREE AND COMMIT BEING RIGHT A LOT THINK BIG HIRE AND DEVELOP THE BEST INSIST ON HIGHEST STANDARDS FRUGALITY OWNERSHIP INVENT AND SIMPLIFY LEARN AND BE CURIOUS DIVE DEEP EARN TRUST

37 Customer Obsession : Deliver on time for ELX, Fuel Cells, Hydrogen, and provide service/maintenance above contractual commitments. Improve Product Quality : .. Reduce Costs (30% Target): Deliver all projects with a high level of quality, under budget, with reduce service costs, and a focus on efficiency. Reorganizational Structure: Establish Project Manager roles and defined escalation paths. Established a PMO to identify all outstanding items across projects, initiatives and DOE approval. SWAT Teams for Reliability: Increase Sales for Hydrogen and ELX : Enhance delivery speed, product quality, reduce costs, and increase customer satisfaction. Deliver reliable, high -quality projects and execute ELX and Fuel Cell SWAT team initiatives. A Laser Focus on 2025 Established two work streams (SWAT Teams), to focus on immediately improving reliability and reducing costs

38 Vista Headquarters, Slingerlands, NY Plug Gigafactory, Rochester, NY Global Fabricators and Integrators • Corpus Cristi, TX • Cohoes, NY • Houston, TX • Dubai, UAE • Vietnam • Netherlands How is Plug Unique? Our Global Plug Operational Facilities! Plug Cryo, Houston, TX Plug Power ELX, Netherlands Plug Engineering, India

Copyright 2024, Plug Power Inc. Financial Roadmap November 13, 2024 Paul Middleton, CFO

41 Build out has established the platform to accelerate growth. Hydrogen Ecosystem Solutions Provider Only global player to support the entire ecosystem

42 Strong Differentiated Platform Broad Foundation of Technologies Deep Relationships New Investments Strong Cost Discipline

43 INFLECTION POINT: New Platforms have been Nurtured to Fruition Investments and buildout over last few years is poised for growth and leverage Produce: Transport: Store & Dispense: Use:

44 Electrolyzer Stationary Power On-Road Green Hydrogen Material Handling 2025 Outlook Revenue: ~$850M to $950M Gross Margin: (20%) to (5%)

45 Target Business Model: >30% Average Sales Growth >35% Gross Margin ~13% OPEX Leverage >22% Operating Income Strategic Plan Update: Path to 2030 Laser focused on 2025 as Transformational Year • Exiting 2025 with positive GM run rates • Set the stage for next five years EBITDAS Positive 2H 2026 Operating Income positive exiting 2027 Overall Profitability Exiting 2028 Driving Financial Targets Through: Continued Innovation Vertical Integration Mfg Capacity & OPEX Leverage Supply Chain Leverage Policy

46 2026 - 2030 Revenue and Gross Margin Targets 0% 5% 10% 15% 20% 25% 30% 35% 0 200 400 600 800 1000 1200 1400 2026 2027 2028 2029 2030 PLUG 2026-2030 Margin 0 500 1000 1500 2000 2500 3000 3500 4000 2026 2027 2028 2029 2030 PLUG 2026-2030 Revenue Million Million

47 Debt & Project Capital Solutions Corporate Debt Solutions Project Finance Project Equity Partners DOE Loan Program